Rule 482 ad
                                                                    Rule 497(e)
                                                   File Nos. 2-10653 and 811-82

[Black and white print advertisement.]
[Upper 1/3 of the ad is a photograph of residential buildings surrounding the foundations for new buildings. Below in black type on white background is the headline:] Considering The Unpredictability Of The Market, We Suggest Putting Your Money In The Ground.
[Below the headline running in two columns printing in smaller black type is the following text:]
[Left column] In today's unpredictable marketplace, the performance of real estate investments, including home-building stocks, may provide a strategic advantage.
CGM(R) Realty Fund combines the long-term capital appreciation potential of real estate investments with the convenience of a mutual fund. Managed by Ken Heebner, CGM Realty Fund can be a welcome addition to a diversified portfolio. Though the Fund is down over the past 12 months, it has been weathering the bear market
[Right column] with a cumulative total return of 43.4% from 4/1/00 through 3/31/03.* While no one can predict future performance, maybe you should consider investing now. Call now for a prospectus and current performance information through the most recent month-end.
[A line drawing of a fencer in a box with a black and white striped background appears at the bottom of the right column (logo). To the right of the logo in a larger size print than the ad body copy is the following text:]
CGM REALTY FUND
[Below is the following text (in smaller copy):]
The CGM Funds
222 Berkeley Street, Suite 1013
Boston, MA  02116
www.CGMFunds.com
[A phone number appears next and prints in a larger size than does the ad body copy.]
1-800-598-0774
[Beneath the two columns in all capital letters:]
MANAGED BY KEN HEEBNER
[Beneath the body of the ad running the full width is the following text in black type against a white background (slightly smaller type size than ad body copy):]

[The numbers that appear in the following copy are larger than the surrounding text and are the same size as numbers that appear in the text.] *-7.4%, 12.8%, 3.8% and 11.3% are the average annual total returns for CGM Realty Fund for the 1-, 3- and 5-year periods ended 3/31/03 and from inception on 5/13/94 through 3/31/03. Current performance may be lower or higher.
The Fund's adviser absorbed a portion of management fees and expenses from inception through 12/31/97. Otherwise the total return for the since-inception period would be lower. This information represents past performance which is no guarantee of future results. The investment return and principal value of your shares will fluctuate and you may have a gain or loss when you sell shares. For a prospectus containing more complete information, including management fees and expenses, call toll-free. Read it carefully before you invest or send money.
[Entire ad is surrounded by a decorative border containing the following words used as a repetitive pattern:] No-Load
Copyright 2003 CGM

                                                                    Rule 482 ad
                                                                    Rule 497(e)
                                                   File Nos. 2-10653 and 811-82


[Television commercial. Video of fencers sparring and having a conversation:] [Fencer one states:] The stock market is keeping me up at night.
[Video supers and dissolves]
[Title slide reading:] CGM Realty Fund
[Fencer two states:] No kidding. You really need to be diversified these days. [Fencer one states:] How do you do that?
[Title slide supers and dissolves into video of fencers sparring.]
[Fencer two states:] Real estate is one option. Might be a good way to go. [Fencer one states:] Bricks and mortar?
[Video supers and dissolves]
[Title slide reading:] CGM Realty Fund Managed by Ken Heebner
[Fencer two states:] Sort of. CGM Realty Fund invests in homebuilders and real estate investment trusts.
[Title slide supers and dissolves into video of fencers sparring.]
[Fencer one states:] Maybe I should get in on that.
[Fencer two states:] Hey, for once you're on target.
[Video dissolves and the final slide supers; a line drawing of a fencer in a box with a black and white striped background (logo) appears; to the right of the logo is the following text:]
CGM Realty Fund 1-800-CGM-INFO [in large type and the following disclosure in smaller type:]
For a prospectus containing more complete information, including management fees and expenses, call toll-free. Read it carefully before you invest or send money.
[Voice reads:] For a prospectus call 1-800-CGM-INFO.
[Commercial ends.]